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                                                                   EXHIBIT 10.40


                            SECOND OMNIBUS AMENDMENT


         This AMENDMENT (this "Amendment") is made as of the 28th day of January, 2000, by and among (i) ASSISTED LIVING PROPERTIES, INC., a Kansas corporation having its principal place of business c/o Alterra Healthcare Corporation, 10000 Innovation Drive, Milwaukee, Wisconsin 53226 ("ALP"); (ii) ALTERRA HEALTHCARE CORPORATION, a Delaware corporation formerly known as ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation having its principal place of business at 10000 Innovation Drive, Milwaukee, Wisconsin 53226 ("Alterra"); (iii) ALS LEASING, INC., a Delaware corporation, having its principal place of business at 10000 Innovation Drive, Milwaukee, Wisconsin 53226 ("ALS Leasing"); (iv) MEDITRUST OF KANSAS, INC., a Delaware corporation, having a principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham Heights, Massachusetts 02494 ("MOK"); (v) NEW MEDITRUST COMPANY LLC, a Delaware limited liability company and successor by merger to MEDITRUST COMPANY LLC (the successor by merger to MEDITRUST OF FLORIDA, INC., a New York corporation, MEDITRUST OF TEXAS, INC., a Delaware corporation, and MEDITRUST OF OHIO, INC., a Delaware corporation), having a principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham Heights, Massachusetts 02494 (collectively, "Meditrust"); (vi) T AND F PROPERTIES, LP, a Delaware limited partnership (successor in title to certain Meditrust/ALS Facilities (as such term is defined in the Meditrust Agreements) located in Texas), having a principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham, Massachusetts 02494 ("T and F"); and (VII) MEDITRUST ACQUISITION COMPANY LLC, a Delaware limited liability company (the successor by merger to MEDITRUST ACQUISITION CORPORATION III, a Delaware corporation), having its principal place of business c/o MEDITRUST CORPORATION, 197 First Avenue, Needham Heights, Massachusetts 02494 ("MAC").

                              W I T N E S S E T H:

         WHEREAS, ALP, Meditrust and MOK are parties to that certain Amended and Restated Agreement Regarding Related Transactions ($35,000,000 Combined Sale/Leaseback) dated as of March 31, 1997, as amended (the "$35,000,000 Meditrust Agreement"); and

         WHEREAS, ALS Leasing, Alterra and MAC are parties to that certain Amended and Restated Agreement Regarding Related Lease Transactions ($100,000,000 Meditrust Investment) dated as of April 30, 1997, as amended (the "$100,000,000 Meditrust Agreement"); and



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         WHEREAS, ALP, Meditrust and MOK are parties to that certain Agreement
Regarding Related Transactions ($50,000,000 Combined Sales/Lease Back) dated as of September 30, 1997, as amended (the "$50,000,000 Meditrust Agreement"); and

         WHEREAS, ALS Leasing, Alterra and MAC are parties to that certain Agreement Regarding Related Lease Transactions ($150,000,000 Meditrust Investment) dated as of November 21, 1997, as amended (the "$150,000,000 Meditrust Agreement"). The $35,000,000 Meditrust Agreement, the $100,000,000 Meditrust Agreement, the $50,000,000 Meditrust Agreement and the $150,000,000 Meditrust Agreement may be referred to herein collectively as the "Meditrust Agreements"; and

         WHEREAS, each of the Meditrust Agreements have been amended by Omnibus Amendment dated December 29, 1999, by and among the parties hereto (the "First Omnibus Amendment"); and

         WHEREAS, the parties desire to further amend each of the Meditrust Agreements as more specifically set forth herein.

         NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. RELEASE OF COLLATERAL. The parties acknowledge that the following properties have been sold by the applicable Meditrust subsidiary to an affiliate of Alterra, and that accordingly, effective as of the date of such sale, such properties no longer serve as collateral for any of the lessees' obligations under any of the Meditrust Agreements or any other documents or instruments in effect with respect to the entire Alterra/Meditrust Pool (as hereinafter defined), including, without limitation, those documents and instruments by and among or between MOK, Meditrust, T and F, MAC, or any affiliate of the foregoing, on one hand, and ALP, ALS Leasing, Alterra or any affiliate of the foregoing, on the other hand:

         Sterling House at Tallgrass, Wichita, KS;
         Sterling House of Hays, Hays, KS;
         Sterling House of Abilene II, Abilene, KS;
         Woven Hearts of Sussex, Sussex, WI;
         Sterling House of West Melbourne, Melbourne, FL;
         Sterling House of Tequesta I (Jupiter), Tequesta, FL;
         Sterling House of Stuart, Stuart, FL;
         Sterling House of Leesburg, Leesburg, Fl;
         Sterling House of Port Orange, Port Orange, FL;
         Sterling House of Deland, Deland, FL;


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         Sterling House of West Melbourne II, Melbourne, FL; and
         Sterling House of Tequesta II, Tequesta, FL.

         2. REPRESENTATIONS AND WARRANTIES. The following representations and warranties are made by the Waiving Parties (as hereinafter defined), with knowledge that they will be relied upon by ALP, Alterra, ALS Leasing and AHC Purchaser, Inc.:

         a. There are no persons or entities holding any of the interests of the landlords or lessors with respect to the entirety of the Alterra/Meditrust Pool, other than MOK, Meditrust, T and F and MAC, all of which are parties hereto;

         b. With respect to all properties within the Alterra/Meditrust Pool, except with respect to the Acquisition Facility Lease related to a facility known as "Liberty Commons" in Manlius, New York, as to which no representation or warranty is made,
                  (i) the only holders of any mortgages, deeds of trust or "Encumbrances", including, without limitation, "Fee Mortgagees" (as such terms are defined in the various facility lease agreements that exist with respect to the entire Alterra/Meditrust Pool (collectively "Holders")) are affiliates of MOK, Meditrust, T and F and MAC and per se fall with the definition of "Waiving Parties" and (ii) no such Holders are required to consent to any modification or amendment to any facility lease agreement or any other Meditrust Agreement.

         c. As used herein, "Waiving Parties" means MOK, Meditrust, T and F and MAC, on their own behalf and on behalf of any affiliates of the foregoing or of Meditrust Corporation. As used herein, the "Alterra/Meditrust Pool" means and refers to each and every assisted living facility subject to a facility lease agreement with MOK, Meditrust, T and F or MAC, or any affiliate thereto, on the one hand, as lessor and landlord, and ALS Leasing or ALP or any affiliate thereof, as lessee or tenant, on the other hand. As used herein, "affiliate" means any person or entity controlled by, controlling or under common control with such other person.

         3. MISCELLANEOUS. The parties hereto acknowledge and agree that, except as specifically amended by the terms of this Amendment, all terms, covenants and provisions of the Meditrust Agreements are hereby ratified and confirmed and shall remain in full force and effect. This Amendment constitutes an amendment supplemental to each of the Meditrust Agreements which is to be construed together with and as part of the Meditrust Agreements. All references to the Meditrust Agreements shall refer to the Meditrust Agreements as amended hereby.



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         4. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which when executed and delivered shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         5. EFFECTIVE DATE. This Amendment is executed as an instrument under
seal and shall be effective as of January   , 2000.

         6. ADDITIONAL DOCUMENTATION. The parties shall promptly execute and furnish such other documentation, agreements and assurances as the parties shall from time to time reasonably require in furtherance of the purposes of this Amendment.

         7. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Meditrust Agreements.




WITNESS:                                    ASSISTED LIVING PROPERTIES,
                                            INC., a Kansas corporation


  /s/ J. C. Hansen                          By: /s/ Mark W. Ohlendorf
--------------------------                     --------------------------------
Name: J. C. Hansen                             Name:  Mark W. Ohlendorf
                                               Title: Vice President



WITNESS:                                    ALTERRA HEALTHCARE CORPORATION, a
                                            Delaware corporation


  /s/ J. C. Hansen                          By: /s/ Mark W. Ohlendorf
--------------------------                     --------------------------------
Name: J. C. Hansen                             Name:  Mark W. Ohlendorf
                                               Title: Senior Vice President



WITNESS:                                    ALS LEASING, INC, a Delaware
                                            corporation


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  /s/ J. C. Hansen                          By: /s/ Mark W. Ohlendorf
--------------------------                     --------------------------------
Name: J. C. Hansen                             Name:  Mark W. Ohlendorf
                                               Title: Vice President



WITNESS:                                    MEDITRUST OF KANSAS, INC., a
                                            Delaware corporation


  /s/AnnMarie Wasniewski                    By: /s/ Michael S. Benjamin
--------------------------                     --------------------------------
Name: AnnMarie Wasniewski                      Name: Michael S. Benjamin
                                               Title: Senior Vice President


WITNESS:                                    NEW MEDITRUST COMPANY LLC, a
                                            Delaware limited liability company


  /s/AnnMarie Wasniewski                    By: /s/ Michael S. Benjamin
--------------------------                     --------------------------------
Name: AnnMarie Wasniewski                      Name: Michael S. Benjamin
                                               Title: Senior Vice President



WITNESS:                                    MEDITRUST ACQUISITION COMPANY LLC,
                                            a Delaware limited liability company


  /s/AnnMarie Wasniewski                    By: /s/ Michael S. Benjamin
--------------------------                     --------------------------------v
Name: AnnMarie Wasniewski                      Name: Michael S. Benjamin
                                               Title: Senior Vice President



WITNESS:                                    T AND F PROPERTIES, LP, a Delaware
                                            limited partnership

                                            By:  MT GENERAL LLC, sole general
                                                 partner

   /s/AnnMarie Wasniewski                   By: /s/ Michael S. Benjamin
--------------------------                     --------------------------------
Name:  AnnMarie Wasniewski                     Name: Michael S. Benjamin
                                               Title: Senior Vice President


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